LETTER OF TRANSMITTAL
                     TO ACCOMPANY CERTIFICATES REPRESENTING
                            SHARES OF COMMON STOCK OF
                          REZCONNECT TECHNOLOGIES, INC.
                            (A NEW YORK CORPORATION)

           CONVERTED INTO A RIGHT TO RECEIVE SHARES OF COMMON STOCK OF
                             YTB INTERNATIONAL, INC.
                            (A DELAWARE CORPORATION)

     PURSUANT TO THE REINCORPORATION, NAME CHANGE AND INCREASE IN AUTHORIZED
                 COMMON STOCK OF REZCONNNECT TECHNOLOGIES, INC.

                SURRENDER CERTIFICATES FOR SHARES OF COMMON STOCK
                      OF REZCONNECT TECHNOLOGIES, INC. TO:


By Mail:                                                By Hand:
American Stock Transfer Company      American Stock Transfer Company
Attention: ________, _______                 Attention: _________,  ____________
59 Maiden Lane                       ____________________________
New York, New York 10038             ____________________________
Telephone: (800)  937-5449           Telephone: (___) ____-_____
Facsimile:   (718) 849-1352          Facismile:  (___) ____-_____

             For  information  call:  (____) ______-______

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. If Company Certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.




                 DESCRIPTION OF COMPANY CERTIFICATES SURRENDERED
                                                                   -
Name(s) and Address(es) of                  Company  Certificate(s)  Enclosed
Registered Owner(s)                        (Attach additional
(Please fill in, if blank)                  list if necessary)
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 ----------------------------

 ----------------------------

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Telephone:  (_____) _____- _____
Total Number of Shares Represented By Company Certificate Number(s) . . . . . . Total Shares:____________________



                SIGNATURES MUST BE PROVIDED AND GUARANTEED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Gentlemen:

The undersigned hereby surrenders the certificate(s) listed above (the "Company Certificates") repre-senting shares of common stock, par value $.001 per share of REZconnect Technologies, Inc. (the "REZT Common Stock"), for cancellation in exchange for shares of common stock, par value $.001 ("YTBI Common Stock"), of YTB International, Inc. at the exchange ratio of one share of YTBI Common Stock for each share of Company Common Stock surrendered hereby pursuant to a merger of YourTravelBiz.com, Inc. into the Company and subsequent reincorporation in Delaware. "Effective Date"). The undersigned understands that the exchange of Company Common Stock is subject to the terms and conditions set forth in the accompanying Instruction. The undersigned hereby waives any right to demand appraisal of the fair value of the Company Common Stock surrendered hereby.

The undersigned understands that a certificate representing REZT Common Stock will be sent by mail as soon as practicable following the receipt of the Company Common Stock and this Letter of Transmittal or delivered by other reasonable procedure requested by the undersigned and agreed to by the Company.

Please issue and deliver the certificate representing the number of shares of the Company Common Stock to which the undersigned is entitled in exchange for the REZT Common Stock surrendered pursuant to this Letter of Transmittal and, if applicable, the check in payment of any canceled fractional interests to the undersigned at the address specified under "Description of Company Certificates Surrendered" above unless otherwise indicated under "Special Registration and Payment Instructions" or "Special Delivery Instructions" below.


SPECIAL  REGISTRATION  AND  PAYMENT INSTRUCTIONS   (See  Instruction  2  below)

COMPLETE ONLY if the Company Certificates are to be registered in the name of, and any check for cash payment is to be made payable to, and both are to be sent to, a person OTHER than the name(s) of the registered holder(s) appearing under "DESCRIPTION OF COMPANY CERTIFICATES SUBMITTED."

Issue and mail certificate and check to:

Name  ______________________________
(Please  Print)

Address  ___________________________

-----------------------------------
(Include  Zip  Code)

-----------------------------------
(Signature)

-----------------------------------

(Tax  Identification  or  Social Security  Number)
(See  Substitute  Form  W-9)

SPECIAL  DELIVERY  INSTRUCTIONS
(See  Instruction  2  below)

COMPLETE ONLY if the Company Certificates are to be issued in the name of , and any check is to be made payable to, the undersigned, but are to be sent OTHER than to the address of the registered holder(s) appearing under "DESCRIPTION OF COMPANY CERTIFICATES SUBMITTED" or, if the box immediately to the left is filled in, OTHER THAN to the address appearing therein.

Mail  or  deliver  to:

Name  _____________________________
(Please  Print)

Address  __________________________

----------------------------------
(Include  Zip  Code)

----------------------------------
(Tax  Identification  or  Social
Security  Number)
(See  Substitute  Form  W-9)

The undersigned hereby warrants to the Company that the undersigned has full power and authority to submit, sell, assign and transfer the REZT Certificates described above, free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the REZT Certificates.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED (If Special Registration and Payment Instructions are given, or if signature is by other than the registered holder, signature(s) must be guaranteed. See Instruction 2.)

----------------------

----------------------
(Signature(s) of Shareholder(s)
Dated: ______ ____, 2005

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the REZT Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 2 and
3)

Name(s):

----------------------

----------------------
(Please Type or Print)
----------------------

Capacity  (Full  Title)

-----------------------------

-----------------------------
Address (including  Zip  Code)

----------------------------
Area  Code  and  Tel.  No.
----------------------------
Tax  Identification  or Social  Security  No.

                            GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTION 2)

---------------------------
Authorized  Signature

---------------------------
Name (Please Type or Print)

---------------------------
Name  of  Firm

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Address (Including Zip Code)

---------------------------
Area  Code  and  Telephone No.
Dated: __________ ____, 2005

IMPORTANT: Failure to complete the Substitute Form W-9 on the back page of this Letter of Transmittal may result in backup withholding of 31% of any cash payments made following the merger and reincorporation. Please review the Instructions and the information provided under "Important Tax Information" in this Letter of Transmittal.

INSTRUCTIONS

1. DELIVERY OF LETTER OF TRANSMITTAL AND COMPANY CERTIFICATES. REZT Certificates, together with a signed and completed Letter of Transmittal and any required supporting documents, should be sent or delivered to the Company at the address shown on the face of this Letter of Transmittal. If any of the REZT Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of REZT Certificates. The method of delivery of this Letter of Transmittal, the REZT Certificates and all other required documents is at the option and risk of the shareholder(s) and the delivery will be deemed made only when actually received by the Company. A Letter of Transmittal, the REZT Certificates and any other required documents must be properly received by the Company, in form satisfactory to it, in order for the delivery and surrender to be effective and the risk of loss of the REZT Certificates to pass to the Company. If delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended.

2. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"), unless the Company Certificate(s) are surrendered (i) by the registered holder of Company Common Stock who has not completed the box entitled "Special Payment nstructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

3. SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the REZT Certificates, the signature(s) must correspond exactly with the name(s) as written on the face of the REZT Certificates without alteration, enlargement or any change whatsoever.

If any REZT Certificate is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If this Letter of Transmittal or any REZT Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to the Company of such person's authority so to act.

4. VALIDITY OF SURRENDER; IRREGULARITIES. All questions as to validity, form and eligibility of any surrender of REZT Certificates hereunder will be determined by the Company. The Company reserves the right to waive any irregularities or defects in the surrender of any REZT Certificates, and its interpretations of the terms and conditions of the reclassification and of this Letter of Transmittal (including these Instructions) with respect to such irregularities or defects shall be final and binding on all parties. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Indicate the name and address of the person(s) to which REZT Certificates are to be issued or to which any applicable payment for the Company Common Stock is to be made or sent if different from the name and address of the person(s) signing this Letter of Transmittal.

6. ADDITIONAL COPIES. Additional copies of this Letter of Transmittal and of the Information Statement may be obtained from ____________________, ____________, REZconnect Technoloogies, Inc. located at: 560 Sylvan Avenue--Suite 300, Englewood Cliffs 07632.

7. INADEQUATE SPACE. If the space provided on this Letter of Transmittal is inadequate, the Company Certificate numbers and numbers of Company Common Stock should be listed on a separate signed schedule affixed hereto.

8. LETTER OF TRANSMITTAL REQUIRED; SURRENDER OF COMPANY CERTIFICATES; LOST COMPANY CERTIFICATES. A shareholder will not receive any Company Common Stock for REZT Common Stock unless and until this Letter of Transmittal or a facsimile hereof, duly completed and signed, is delivered to the Company, together with the REZT Certificates representing such Common Stock and any required accompanying evidences of authority in form satisfactory to the Company. If the REZT Certificates have been lost or destroyed, such should be indicated on the face of this Letter of Transmittal. In such event, the Company will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed REZT Certificates. No interest will be paid on any amount due for REZT or Company Certificates.

9. SUBSTITUTE FORM W-9. Each shareholder is required to provide the Company with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to indicate that he is not subject to backup withholding by checking the box in Part 2 of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the shareholder to 31% federal income tax withholding on the payment. The box in Part 3 of the Substitute Form W-9 may be checked if the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Company is not provided with a TIN within 60 days, the Compay is required to withhold 31% of all payments of such cash thereafter until a TIN is provided to the Company.

                            IMPORTANT TAX INFORMATION

Under federal income tax law, a shareholder is required to provide the Company with his correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his Social Security number. If the Company is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder may be subject to backup withholding.

Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements and should indicate their exempt status on Substitute Form W-9.

If backup withholding applies, the Company is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained

 PLEASE   REVIEW  THE  ENCLOSED   GUIDELINES  FOR  CERTIFICATION  OF  TAXPAYER
   IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

PURPOSE  OF  SUBSTITUTE  FORM  W-9

To prevent backup withholding on payments that are made to a shareholder, the shareholder is required to notify the Company of his correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

WHAT  NUMBER  TO  GIVE  THE COMPANY

The shareholder is required to give the Company the Social Security number or employer identification number of the record owner of the REZT Certificates. If the Company Certificates are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                  PAYER'S NAME:  YTB INTERNATIONAL, INC.

PART 1 PLEASE  PROVIDE  YOUR TIN IN THE SPACE  BELOW AND  CERTIFY
                         BY SIGNING AND DATING PART 3.

Social  Security  Number  _________________________________________
OR SUBSTITUTE  FORM  W-9     Employer  Identification Number_______________

PART 2 Check the box if you are NOT subject to back up withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding

PART 3 CERTIFICATION - Under penalties of perjury, I certify that the Tax Information Number ("TIN") provided on this form is true, correct and complete.

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Signature:

Date:   ______________ ____, 2005

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE AMENDMENT. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                                                       EXHIBIT H




                   2005 STOCK OPTION AND RESTRICTED STOCK PLAN




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